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                                                                   EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-3 (File Nos. 333-18929 and 333-82953) and on Form S-8 (File Nos. 333-39299, 2-64600, 2-81590, 33-32692,
2-66654 and 33-54084)


                                                            ARTHUR ANDERSEN LLP


Oklahoma City, Oklahoma
    June 23, 2000